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                           MFS(R) Core Growth Fund
                      MFS(R) Special Opportunities Fund
                      MFS(R) Convertible Securities Fund
                      MFS(R) Emerging Markets Debt Fund

                    SUPPLEMENT TO THE CURRENT PROSPECTUS
                  AND STATEMENT OF ADDITIONAL INFORMATION

         Effective October 1, 1998, each Fund will change the manner in which it calculates its distribution rate. The new distribution rate calculation for each class of a Fund's shares will be calculated by (i) annualizing the distributions (excluding short-term capital gains) of the class paid for a stated period, (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period.



              The Date of this Supplement is October 1, 1998.